POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director and principal executive officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 147,097 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/Pro CD, Inc. Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Charles D. Morgan, Jr.
     --------------------------
     Charles D. Morgan, Jr.

     Date: May 9, 1996

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director and principal financial officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 147,097 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/Pro CD, Inc. Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Rodger S. Kline
     --------------------------
     Rodger S. Kline

     Date: May 9, 1996

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director and officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 147,097 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/Pro CD, Inc. Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ James T. Womble
     --------------------------
     James T. Womble

     Date: May 9, 1996

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 147,097 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/Pro CD, Inc. Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Walter V. Smiley
     --------------------------
     Walter V. Smiley

     Date: May 9, 1996

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 147,097 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/Pro CD, Inc. Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ William T. Dillard II
     --------------------------
     William T. Dillard II

     Date: May 9, 1996

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 147,097 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/Pro CD, Inc. Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Harry C. Gambill
     --------------------------
     Harry C. Gambill

     Date: May 9, 1996

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 147,097 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/Pro CD, Inc. Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set her hand this date.

     Signature:

     /s/ Dr. Ann H. Die
     --------------------------
     Dr. Ann H. Die

     Date: May 9, 1996

                           POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 147,097 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/Pro CD, Inc. Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Robert A. Pritzker
     --------------------------
     Robert A. Pritzker

     Date: May 9, 1996

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes as the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as the principal accounting officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 147,097 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/Pro CD, Inc. Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Robert S. Bloom
     --------------------------
     Robert S. Bloom

     Date: May 9, 1996